UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2010

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
150 Almaden Boulevard, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 947-6900
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
          DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
          ARRANGEMENTS OF CERTAIN OFFICERS

Michael Ong, an Executive Vice President and the Chief Credit Officer of Heritage Bank of Commerce, the bank subsidiary of Heritage Commerce Corp, has announced that he will be resigning from Heritage Bank of Commerce effective December 31, 2010.  Mr. Ong will be leaving Heritage Bank of Commerce to begin his own consulting practice in 2011.

Heritage Bank of Commerce will immediately begin its search for a successor for the position of Chief Credit Officer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits.

99.1	Press Release, dated November 30, 2010, entitled “Michael Ong, Executive Vice President and Chief Credit Officer, Resigns from Herirtage Bank of Commerce”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2010

Heritage Commerce Corp

By: /s/ Lawrence D. McGovern
Name: Lawrence D. McGovern
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.         DESCRIPTION

99.1	Press Release, dated November 30, 2010, entitled “Michael Ong, Executive Vice President and Chief Credit Officer, Resigns from Heritage Bank of Commerce”